UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                                 Current Report

                        Pursuant to Section 13 or 15 (d)

                     of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): December 21, 1995


                            HOMESTAKE MINING COMPANY
             (Exact name of Registrant as specified in its charter)




       Delaware                1-8736                   94-2934609
     (State or other          (Commission             (I.R.S. Employer
     jurisdiction of           File Number)            Identification Number)
     incorporation)



         650 California Street, San Francisco, California     94108-2788
            (Address of principal executive offices)           (Zip Code)


     Registrant's telephone number, including area code: (415) 981-8150


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Item 5.  Other Events.

         On December 21, 1995,  Registrant  issued the press release appended as
Exhibit 99.5, announcing it will extend until Friday, January 12, 1996, its offer to acquire the shares of its subsidiary, Homestake Gold of Australia Limited, that Homestake does not own already.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

Exhibit 99.5 Press Release dated December 20, 1995, announcing that the Registrant will extend until Friday, January 12, 1996, its offer to acquire the shares of its subsidiary, Homestake Gold of Australia Limited, that Homestake does not own already.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   December 21, 1995


                                     HOMESTAKE MINING COMPANY
                                          (Registrant)



                                    By: /s/David W. Peat
                                        ----------------
                                        David. W. Peat
                                        Vice President and Controller






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